UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22670

Legg Mason Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2012

Investment Commentary and

Annual

Repor t

Legg Mason

Capital Management

Opportunity Trust

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Opportunity Trust

Fund objective

The Fund seeks long-term growth of capital.

Investment commentary

Legg Mason Capital Management Opportunity Trust had its best year ever in 2012 — not its highest return year, but its best performance relative to other funds. The Fund’s performance of 39.61% of Class C shares placed it first among all funds with greater than $50 million in assets. In addition, we beat our benchmark, the S&P 500 Indexi by a greater amount than any of these funds. While we have had higher absolute returns in the past (2003, 2009), none of the peer funds had better returns than the Fund in 2012. We are particularly pleased to have gained nearly 12% in the fourth quarter, a period when the market was down overall. While gratifying, our strong 2012 followed a very weak 2011, a year where fears of the breakup of the Eurozone led to sharp drops in many of our holdings. When those fears proved unfounded those securities rebounded, helping us in 2012.

Our focus remains on working hard to deliver strong results in the future. Fortunately, we believe significant upside remains in our portfolio, particularly in housing, airlines and financials. While we were early to invest in housing, the recovery has clearly begun, helping the portfolio in 2012. Judging from history, we are in the early stages of a long, enduring improvement, which should have positive implications for the economy and our holdings.

Outperformance in 2012 was driven by large overweights in housing — Pulte, Lennar, and KB Home — and financials — Bank of America and Citicorp — as well as selected recovery and turnaround names such as Sprint and Seagate Technology. We owned five of the ten best performing stocks in the S&P 500 Index (PHM, S, BAC, LEN, STX). More broadly, our poor results in 2011 were due to macro worries about Europe swamping an improving microeconomic environment. As those macro worries receded, due especially to the leadership of the European Central Bank’s (“ECB”)ii president Mario Draghi, the market revalued many unduly depressed names higher.

We believe the great bond bear market has begun, starting with treasuries, which should see years of losses as interest rates gradually normalize. Equities, which outperformed bonds in 2012, will continue to do well, driven by rising earnings, strong free cash flow, solid profit margins, low inflation, and attractive valuations relative to bonds. Dividend growth should also be strong as balance sheets are in great shape and the S&P 500 payout ratio is very low by historic standards. Sensitive credit metrics such as money velocity are turning up for the first time in years, and coupled with a recovering housing market and strong auto sales, should lead

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management Opportunity Trust	III

to growth accelerating as 2013 progresses. The path of least resistance for stocks and the economy is higher. The chief risk is the dysfunctional political environment, which could in-turn derail what otherwise is a very promising outlook.

The turn in housing creates a different economic and investing environment than existed previously. Housing serves broadly as collateral for loans and underpins consumer net worth. The fact that collateral values are now increasing has many knock-on effects. Bank lending is picking up. Construction employment, which has been depressed, will continue to improve. Confidence is bolstered. Companies previously focused on managing risk can return to playing offense and investing in the future. We believe that the valuations of many housing and financial companies still don’t reflect this fundamental shift.

On the other hand, changes in the market structure, from decimalization and the disappearance of specialists to the growth of high frequency traders and exchange traded funds, along with political and macroeconomic risks, make it likely that volatility will stay higher than in the past. We continue to attempt to use the volatility to our advantage by buying low and selling high. Additionally, we continue to pursue various options for hedging downside risk.

Overall, the fundamental shift to improving collateral values, combined with attractive valuations and a focus on managing risks creates a positive investing environment. We remain optimistic about capturing the embedded value in the Fund for shareholders.

Samantha McLemore, CFA

Assistant Portfolio Manager

January 23, 2013

Discussion of individual securities is intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security.

Portfolio holdings and breakdowns are as of December 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2012 were: Pangaea One, LP (5.0%), PulteGroup Inc. (4.7%), Bank of America Corp. (4.4%), Genworth Financial Inc., Class A Shares (4.1%), United Continental Holdings Inc. (3.7%), Citigroup Inc. (3.7%), US Airways Group Inc. (3.4%), Ellington Financial LLC (3.3%), Delta Air Lines Inc. (3.3%) and Apple Inc. (3.2%). Please refer to pages 13 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2012 were: Financials (36.1%), Consumer Discretionary (28.3%), Information Technology (13.4%), Industrials (10.5%) and Telecommunications Services (6.5%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

The Investment Commentary is not a part of the Annual Report.

IV	Legg Mason Capital Management Opportunity Trust

Investment commentary (cont’d)

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

The Investment Commentary is not a part of the Annual Report.

December 31, 2012

Annual

Repor t

Legg Mason

Capital Management

Opportunity Trust

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	1

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Capital Management Opportunity Trust for the twelve-month reporting period ended December 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

At the Board of Trustees of Legg Mason Investment Trust’s regular meeting held in February 2013, Western Asset Management Company was appointed a subadviser of the Fund solely to manage the Fund’s cash and short-term instruments.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman and President

February 8, 2013

2	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. The Fund’s adviser exercises a flexible strategy in the selection of investments, not limited by investment style or asset class. The Fund may invest in U.S. and foreign equity and fixed-income securities, derivatives and other financial instruments including, but not limited to, private equity and hedge funds. The Fund may also engage to a substantial degree in short sales of securities and other instruments and can borrow money for investment purposes in amounts up to 10% of its net assets.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equities extended 2011’s fourth quarter rally into the first quarter of this year, reacting to improving domestic economic data, strong corporate earnings and increasingly positive headlines from Europe, which indicated a mitigating debt crisis. The European Union (“EU”), the European Central Bank (“ECB”)i, and other central banks continued to buy the additional time needed for European banks to deleverage and take losses in an orderly fashion. As a result, volatility plummeted and the median three-month correlations of S&P 500 stocks to the S&P 500 Indexii posted a record collapse, close to the long-term average.

Stocks subsequently cooled their torrid pace set during the first quarter as non-farm payrolls missed consensus estimates by wide margins and reports out of China pointed to slowing economic growth out of the world’s second largest economy. Additionally, reports postulating Greece’s exit from the euro currency swirled during the second quarter, but the Greek population ultimately decided to elect the pro-bailout and pro-euro New Democracy party. As conditions deteriorated, heads of state and central banks stood ready to implement policy changes and provide further easing. In the U.S., the Federal Reserve Board (“Fed”)iii added $267 billion to “Operation Twist” and extended the program through the end of 2012 due to slowing consumer spending and employment growth. Spain also announced a $24 billion bailout for troubled lender Bankia, effectively nationalizing Spain’s third largest banking institution. Finally, during the late June EU summit, leaders decided to speed the creation of a singular regulatory body for banks and bolstered support for the European System of Financial Supervisors (“ESFS”) and the European Stability Mechanism (“ESM”), EU bailout funds.

Equities recovered in the third quarter largely due to additional central bank stimulus and improving economic data. After the Fed’s chairman Ben Bernanke described the unemployment problem in the U.S. as a “grave concern,” the Federal Open Markets Committee (“FOMC”)iv announced a third round of asset purchases, colloquially known as (“QE3”) which aimed to purchase $40 billion of mortgage-backed securities each month with no stated termination date and extend “Operation Twist.” Across the Atlantic, the ECB’s president Mario Draghi bolstered markets after promising “whatever it takes to preserve the euro,” beginning with plans to purchase Eurozone government bonds with no purchase limits.

The U.S. Congressional and Presidential elections, and the debate surrounding the fiscal cliff drove the market during the final months of 2012. Ultimately, President Obama was reelected, Republicans won 234 seats, or 54%, in the House of Representatives and Democrats ended up with a 55 to 45 advantage in the Senate. Congress debated the fiscal cliff up until the final minute, but passed the American Taxpayer Relief Act of 2012, which added $600 billion of tax revenue over the next ten years, and delayed sequestration for two months. The market responded favorably to fiscal-cliff

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	3

developments going into year-end as the S&P 500 Index jumped 8.3% off the November 15, 2012 low for the fourth quarter. Many domestic economic indicators also picked up during the quarter, including a drop in the unemployment rate, rising housing starts and an expansion in manufacturing output.

The S&P 500 Index ended the year at 1,461.82, which provided investors with a total return including dividends of 16.00%. The NASDAQ Composite Indexv fared the best, up 17.8% on the year, while the Dow Jones Industrial Average (“DJIA”)vi added 10.2%. In terms of size, mid-cap companies prevailed in 2012, besting the gains of small- and large-cap companies. Specifically, the Russell Midcap Indexvii climbed 17.28% compared to the Russell 2000 Indexviii and Russell 1000 Indexix, which rose 16.35% and 16.42%, respectively. Value-oriented stocks outperformed growth companies, as the Russell 1000 Value Indexx returned 17.51% against the Russell 1000 Growth Index’sxi 15.26% year-over-year (“YOY”) gains. At a sector level, Financials and Consumer Discretionary were the leading sectors after returning 28.9% and 24.1%, respectively. Consumer Staples, Health Care, Industrials, Information Technology, Materials and Telecommunication Services rose between 11.1% and 18.3% each. Energy and Utilities lagged all other sectors after trading up 4.6% and 1.3%, respectively.

Q. How did we respond to these changing market conditions?

A. Going into the beginning of 2012, the Fund was positioned to take advantage of the pending economic recovery, specifically the housing market recovery. Although the Fund underperformed in 2011, we continued to believe that our “deep-value” companies contained the most upside. The main changes were adding to the Consumer Discretionary sector, while lowering our relative weight in Health Care, Financials and Information Technology.

Upping the weight in Consumer Discretionary was a direct result of our belief that the economic recovery was strong. Specifically, the weight was raised from roughly 17% at the end of 2011 to about 26% at the end of 2012. The main consumer additions were Ford, General Motors, Best Buy and Groupon. All four are out-of-favor stocks, which we believe have significant upside to boosts in consumer spending. We reduced our exposure to the Financials sector, while still remaining overweight, largely due to selling agency Real Estate Investment Trusts (“REITs”)xii, which appreciated substantially through the year largely thanks to their outsize dividend yields. Later in 2012, we added Bank of America and Realogy, two companies with massive leverage to a housing recovery that we believe trade at a discount. We reduced Health Care and Information Technology due to their more challenging valuations across the sector.

The Fund remains positioned in what our research shows are “deep value” areas. We have held onto companies that were hit the hardest in the financial crisis and whose subsequent recovery was the greatest. The performance of these companies was extremely strong during 2012 as data began to support a sustained economic recovery. We continue to believe these companies are the most undervalued over the long term and that their leverage to a recovery is the strongest.

4	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Fund overview (cont’d)

Performance review

For the twelve months ended December 31, 2012, Class C shares of Legg Mason Capital Management Opportunity Trust, excluding sales charges, returned 39.61%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 16.00% for the same period. The Lipper Mid-Cap Value Funds Category Average1 returned 17.08% over the same time frame.

Performance Snapshot as of December 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Capital Management Opportunity Trust:
Class A	17.91%	40.68%
Class C	17.49%	39.61%
Class FI	17.87%	40.66%
Class R	17.89%	40.11%
Class I	18.13%	41.15%
S&P 500 Index	5.95%	16.00%
Lipper Mid-Cap Value Funds Category Average[1]	9.46%	17.08%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2012, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 2.02%, 2.80%, 2.07%, 2.42% and 1.67%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Homebuilders were among the best groups in the S&P 500 Index throughout the year as declining mortgage rates spurred demand for new homes, most recently with the QE3 by the Fed. As a result, PulteGroup, Lennar and KB Home were major contributors to the Fund in 2012 as the three constituted nearly 10% of the Fund at the outset of 2012. All three posted earnings beats for three straight quarters driven by higher margins, backlog and new orders. PulteGroup nearly tripled throughout the twelve months, while Lennar more than doubled. KB Home, the smallest of the three at $1.3B, trailed the others with a still impressive return of 98%. We have taken advantage of the group’s strong performance to take some profits but Pulte remains one of the largest holding in the portfolio and their combined weight sits just above 10%.

Q. What were the leading detractors from performance?

A. The volatile post-IPO performance of Groupon extended into the third quarter as shares dropped by nearly half their value following the second-quarter earnings update in mid-August. Subsequently, Groupon experienced knee-jerk reactions to

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 204 funds for the six-month period and among the 197 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	5

several headlines throughout September. Management reported sales that fell short of Street estimates, as well as softer-than-expected sales and operating income guidance for the third quarter. Investors are too pessimistic about the potential for earnings to disappear quickly, in our opinion, which is atypical for an advertising platform generating this level of revenues. We believe Groupon’s poorly understood competitive strengths, combined with the growth potential of the industry as a new form of advertising, provide significant upside potential for patient, long-term investors.

Mortgage insurer MGIC Investment fell worse than 40% in both the second and third quarters of 2012 following disappointing earnings reports, relinquishing the 200% gains from the previous two quarters. Delinquencies improved during the first quarter but cure rate, which reflects the percentage of delinquent loans where borrowers make up the missed payments or repay the loan in full, deteriorated amid weak employment and slowing modifications. A depressed cure rate would require management to increase loan-loss reserves, which would hurt its regulatory capital ratios. The stock recovered in the fourth quarter, partially due to favorable rulings surrounding a coverage dispute with Freddie Mac. MGIC is also highly leveraged to a recovery in the housing and labor markets, which provided a tailwind as housing starts are ramping and the unemployment rate is steadily declining. At less than book value, we believe the stock has more room to run as these markets continue to strengthen.

NII Holdings was among the major detractors in the Fund for several quarters this year as conservative guidance and minor delays in the launch of its 3G network weighed on the Latin American wireless company’s stock. NII added subscribers at a faster-than-expected rate in the fourth quarter of 2011 but revenue guidance for 2012 was below consensus reflecting pressure on net revenue per subscriber as the company transitions to 3G. Shares were hurt again in April after the first quarter earnings results confirmed declining revenue per user and management reported earnings below consensus due to increased costs from the 3G infrastructure build-out. We sold out of the stock in May, but reestablished a position in September as the stock price began embedding overly pessimistic expectations, according to our analysis. The new wireless network should significantly expand NII’s addressable market, inflate revenue per user, and reduce churn and subscriber acquisition costs over the longer term. We continue to believe that NII has an attractive long-term business model and presents an attractive risk-reward opportunity at current valuations.

Q. Were there any significant changes to the Fund during the reporting period?

A. We initiated 29 new positions during the year while eliminating 36 holdings for a net move of seven fewer holdings, bringing the Fund’s total names to 57. The Fund’s top ten holdings declined to 39.0% of the portfolio from 41.7% in the prior year.

We participated in four IPO’s in 2012: Facebook, ServiceNow, Realogy Holdings and Workday. Other than Realogy, we have since exited each of these positions.

In addition to new offerings, the Fund was once again most active in the Information Technology and Financials sectors. In the Information Technology sector, purchases included Apple, Hewlett-Packard, and flat panel developer Universal Display. Meanwhile, we sold out of software services provider Jive Software, optical component manufacturer Corning, Xerox, online employment solutions company Monster Worldwide, semiconductor Integrated Device Technology, Hewlett-Packard and

6	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Fund overview (cont’d)

Intel. We also bought and sold shares of session border controller provider Acme Packet within the year. In the financial sector, we initiated positions in mortgage REIT Hatteras Financial, Morgan Stanley, and insurer AIG, which was later sold. The Fund also shed its exposure to mortgage REIT Annaly Capital Management, alternative asset manager Apollo Global Management, Solar Capital and holding company Synovus.

The Fund was active in the Health Care sector as well, selling shares of medical device manufacturer Boston Scientific, cancer drug developer Dendreon, hospital operator HCA Holdings and generic pharmaceutical company Teva Pharmaceutical, while commencing a position in Questcor Pharmaceuticals, which develops therapeutics for central nervous system conditions like multiple sclerosis.

The Fund added several consumer names as well, including Groupon, media content sources Pandora and Netflix, electronics retailer Best Buy, and automakers Ford and General Motors. Online travel sites Expedia and TripAdvisor were removed from the Fund.

Finally, we also utilized a put spread on the S&P 500 Index for downside protection, which expired at the end of the year.

Thank you for your investment in Legg Mason Capital Management Opportunity Trust. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Legg Mason Capital Management, LLC

January 22, 2013

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Derivatives, such as options, forwards and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The adviser’s investment style may become out of favor and/or the adviser’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in fixed-income securities, including junk bonds, real estate investment trusts, convertible securities, investment companies and exchange-traded funds and large-cap stocks and utilizing leverage. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2012 were: Pangaea One, LP (5.0%), PulteGroup Inc. (4.7%), Bank of America Corp. (4.4%), Genworth Financial Inc., Class A Shares (4.1%), United Continental Holdings Inc. (3.7%), Citigroup Inc. (3.7%), US Airways Group Inc. (3.4%), Ellington Financial LLC (3.3%), Delta Air Lines Inc. (3.3%) and Apple Inc. (3.2%). Please refer to pages 13 through 16 for a list and percentage breakdown of the Fund’s holdings.

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	7

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2012 were: Financials (36.1%), Consumer Discretionary (28.3%), Information Technology (13.4%), Industrials (10.5%) and Telecommunications Services (6.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The NASDAQ Composite Index is a market value weighted index, which measures all securities listed on the NASDAQ stock market.

vi

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and industrial investors, are considered to be all blue-chip companies

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

xii	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

8	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2012 and December 31, 2011 and does not include derivatives such as written options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2012 and held for the six months ended December 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	17.91%	$1,000.00	$1,179.10	1.26%	$6.90	Class A	5.00%	$1,000.00	$1,018.80	1.26%	$6.39
Class C	17.49	1,000.00	1,174.90	1.93	10.55	Class C	5.00	1,000.00	1,015.43	1.93	9.78
Class FI	17.87	1,000.00	1,178.70	1.39	7.61	Class FI	5.00	1,000.00	1,018.15	1.39	7.05
Class R	17.89	1,000.00	1,178.90	1.35	7.39	Class R	5.00	1,000.00	1,018.35	1.35	6.85
Class I	18.13	1,000.00	1,181.30	1.00	5.48	Class I	5.00	1,000.00	1,020.11	1.00	5.08

[1]	For the six months ended December 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements. In the absence of compensating balance arrangements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

10	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 12/31/12	40.68%	39.61%	40.66%	40.11%	41.15%
Five Years Ended 12/31/12	N/A	-7.71	-7.14	-7.35	-6.70
Ten Years Ended 12/31/12	N/A	4.30	N/A	N/A	5.42
Inception* through 12/31/12	21.04	1.98	-0.74	-6.41	2.78

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 12/31/12	32.52%	38.61%	40.66%	40.11%	41.15%
Five Years Ended 12/31/12	N/A	-7.71	-7.14	-7.35	-6.70
Ten Years Ended 12/31/12	N/A	4.30	N/A	N/A	5.42
Inception* through 12/31/12	19.22	1.98	-0.74	-6.41	2.78

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 12/31/12)	111.01%
Class C (12/31/02 through 12/31/12)	52.40
Class FI (Inception date of 2/13/04 through 12/31/12)	-6.40
Class R (Inception date of 12/28/06 through 12/31/12)	-32.84
Class I (12/31/02 through 12/31/12)	69.44

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R and I shares are February 3, 2009, December 30, 1999, February 13, 2004, December 28, 2006 and June 26, 2000, respectively.

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	11

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Capital Management Opportunity Trust vs. S&P 500 Index† — February 3, 2009 - December 2012

Value of $10,000 invested in

Class C Shares of Legg Mason Capital Management Opportunity Trust vs. S&P 500 Index† — December 2002 - December 2012

Value of $1,000,000 invested in

Class FI Shares of Legg Mason Capital Management Opportunity Trust vs. S&P 500 Index† — February 13, 2004 - December 2012

12	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Fund performance (unaudited) (cont’d)

Value of $1,000,000 invested in

Class R Shares of Legg Mason Capital Management Opportunity Trust vs. S&P 500 Index† — December 28, 2006 - December 2012

Value of $1,000,000 invested in

Class I Shares of Legg Mason Capital Management Opportunity Trust vs. S&P 500 Index† — December 2002 - December 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class FI, R and I shares of Legg Mason Capital Management Opportunity Trust on February 3, 2009 (commencement of operations), December 31, 2002, February 13, 2004 (commencement of operations), December 28, 2006 (commencement of operations) and December 31, 2002, respectively, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2012. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	13

Schedule of investments

December 31, 2012

Legg Mason Capital Management Opportunity Trust

Security	Shares	Value
Common Stocks — 104.4%
Consumer Discretionary — 27.1%
Automobiles — 3.4%
Ford Motor Co.	1,460,710	$18,916,194
General Motors Co.	543,266	15,662,359	*
Total Automobiles		34,578,553
Hotels, Restaurants & Leisure — 2.0%
Boyd Gaming Corp.	3,000,000	19,920,000	*
Household Durables — 10.1%
KB Home	1,543,015	24,379,637
Lennar Corp., Class A Shares	750,000	29,002,500	(a)
PulteGroup Inc.	2,600,000	47,216,000	*
Total Household Durables		100,598,137
Internet & Catalog Retail — 8.4%
Amazon.com Inc.	100,000	25,114,000	*(b)
Groupon Inc.	6,300,000	30,744,000	*
Netflix Inc.	300,000	27,834,000	*
Total Internet & Catalog Retail		83,692,000
Media — 2.1%
Pandora Media Inc.	2,250,000	20,655,000	*
Specialty Retail — 1.1%
Best Buy Co. Inc.	950,000	11,257,500
Total Consumer Discretionary		270,701,190
Energy — 2.0%
Oil, Gas & Consumable Fuels — 2.0%
Chesapeake Energy Corp.	1,200,000	19,944,000	(a)
Financials — 36.1%
Capital Markets — 10.2%
Apollo Investment Corp.	1,400,000	11,704,000
Ares Capital Corp.	1,684,495	29,478,663	(a)
E*TRADE Financial Corp.	1,721,900	15,411,005	*
Ellington Financial LLC	1,482,718	33,301,846	(c)
Morgan Stanley	600,000	11,472,000
Total Capital Markets		101,367,514
Diversified Financial Services — 8.1%
Bank of America Corp.	3,806,300	44,153,080	(a)
Citigroup Inc.	940,500	37,206,180	(a)
Total Diversified Financial Services		81,359,260

See Notes to Financial Statements.

14	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Legg Mason Capital Management Opportunity Trust

Security	Shares	Value
Insurance — 10.1%
Assured Guaranty Ltd.	2,000,000	$28,460,000
Genworth Financial Inc., Class A Shares	5,405,100	40,592,301	*(a)
Hartford Financial Services Group Inc.	1,400,000	31,416,000	(a)
Total Insurance		100,468,301
Real Estate Investment Trusts (REITs) — 3.6%
American Capital Agency Corp.	364,300	10,542,842	(a)
American Capital Mortgage Investment Corp.	300,000	7,071,000
Hatteras Financial Corp.	283,700	7,038,597
Invesco Mortgage Capital Inc.	550,000	10,840,500
Total Real Estate Investment Trusts (REITs)		35,492,939
Real Estate Management & Development — 2.0%
Domus Co. Investment Holdings LLC	380,000	14,271,660	(d)(e)(f)
Realogy Holdings Corp.	148,900	6,247,844	*
Total Real Estate Management & Development		20,519,504
Thrifts & Mortgage Finance — 2.1%
MGIC Investment Corp.	7,900,000	21,014,000	*
Total Financials		360,221,518
Health Care — 3.8%
Health Care Providers & Services — 2.2%
CIGNA Corp.	400,000	21,384,000	(a)
Pharmaceuticals — 1.6%
BG Medicine Inc.	657,486	1,518,793	*
Questcor Pharmaceuticals Inc.	550,000	14,696,000
Total Pharmaceuticals		16,214,793
Total Health Care		37,598,793
Industrials — 10.5%
Airlines — 10.5%
Delta Air Lines Inc.	2,800,000	33,236,000	*(a)
United Continental Holdings Inc.	1,600,000	37,408,000	*(a)
US Airways Group Inc.	2,500,000	33,750,000	*
Total Industrials		104,394,000
Information Technology — 13.4%
Computers & Peripherals — 5.9%
Apple Inc.	60,000	31,981,800	(a)
Seagate Technology PLC	900,000	27,432,000	(a)
Total Computers & Peripherals		59,413,800
Electronic Equipment, Instruments & Components — 1.4%
Universal Display Corp.	535,000	13,706,700	*

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	15

Legg Mason Capital Management Opportunity Trust

Security			Shares	Value
Internet Software & Services — 2.4%
Market Leader Inc.			3,478,910	$22,786,860	*(c)
WorldOne Inc.			48,517	1,323,059	(d)(e)(f)
WorldOne Inc., Contract			2,553	0	(d)(e)(f)(g)
WorldOne Inc., Escrow			12,767	275,001	(d)(e)(f)
Total Internet Software & Services				24,384,920
Semiconductors & Semiconductor Equipment — 2.6%
NXP Semiconductors NV			341,600	9,007,992	*
Teradyne Inc.			1,000,000	16,890,000	*
Total Semiconductors & Semiconductor Equipment				25,897,992
Software — 1.1%
Microsoft Corp.			400,000	10,692,000	(a)
Total Information Technology				134,095,412
Investment Funds — 5.0%
Pangaea One, LP			55,856,692	50,282,194	(c)(d)(e)(f)
Telecommunication Services — 6.5%
Diversified Telecommunication Services — 1.6%
Level 3 Communications Inc.			695,000	16,061,450	*(a)
Wireless Telecommunication Services — 4.9%
Clearwire Corp., Class A Shares			3,925,358	11,344,285	*
NII Holdings Inc.			2,400,000	17,112,000	*
Sprint Nextel Corp.			3,600,000	20,412,000	*
Total Wireless Telecommunication Services				48,868,285
Total Telecommunication Services				64,929,735
Total Common Stocks (Cost — $916,938,711)				1,042,166,842
Convertible Preferred Stocks — 0.8%
Consumer Discretionary — 0.8%
Media — 0.8%
Glam Media Inc., Series M1			1,590,393	7,013,633	(d)(e)(f)
Glam Media Inc., Series M1 (Escrow)			113,600	461,216	(d)(e)(f)
Glam Media Inc., Series M2 (Escrow)			113,599	430,540	(d)(e)(f)
Total Convertible Preferred Stocks (Cost — $17,576,422)				7,905,389

Rate		Maturity Date	Face Amount
Corporate Bonds & Notes — 0.4%
Consumer Discretionary — 0.4%
Media — 0.4%
Glam Media Inc.	9.000%	12/3/13	$3,486,219	3,486,219	(d)(e)(f)
Glam Media Inc. (Escrow)	9.000%	12/3/13	249,016	229,095	(d)(e)(f)
Glam Media Inc. (Escrow)	9.000%	6/1/14	249,015	214,153	(d)(e)(f)
Total Corporate Bonds & Notes (Cost — $7,423,579)				3,929,467

See Notes to Financial Statements.

16	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Legg Mason Capital Management Opportunity Trust

Security		Expiration Date	Warrants	Value
Warrants — 2.5%
JPMorgan Chase & Co. (Cost — $22,736,635)		10/28/18	2,090,900	$24,798,074	*
Total Investments before Short-Term Investments (Cost — $964,675,347)				1,078,799,772

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.5%
Repurchase Agreements — 0.5%
Interest in $500,000,000 joint tri-party repurchase agreement dated 12/31/12 with RBS Securities Inc.; Proceeds at maturity — $4,750,058; (Fully collateralized by various U.S. government and agency obligations, 0.000% to 0.625% due 6/19/13 to 9/30/17; Market value — $4,845,036) (Cost — $4,750,000)	0.220%	1/2/13	$4,750,000	4,750,000
Total Investments — 108.6% (Cost — $969,425,347#)				1,083,549,772
Liabilities in Excess of Other Assets — (8.6)%				(85,442,002)
Total Net Assets — 100.0%				$998,107,770

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 7).

(b)	All or a portion of this security is pledged to cover future purchase commitments.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2012, the total market value of Affiliated Companies was $106,370,900, and the cost was $104,481,083.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Restricted security.

(f)	Illiquid security.

(g)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is $965,080,490.

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	17

Statement of assets and liabilities

December 31, 2012

Assets:
Investments in unaffiliated securities, at value (Cost — $864,944,264)	$977,178,872
Investments in affiliated securities, at value (Cost — $104,481,083)	106,370,900
Cash	1,782
Receivable for investment litigations	5,958,765
Receivable for securities sold	2,818,958
Dividends and interest receivable	1,821,116
Receivable for Fund shares sold	745,237
Prepaid expenses	72,924
Total Assets	1,094,968,554

Liabilities:
Loan payable (Note 7)	90,000,000
Payable for Fund shares repurchased	5,027,594
Investment management fee payable	638,237
Service and/or distribution fees payable	535,018
Interest payable	73,641
Accrued expenses	586,294
Total Liabilities	96,860,784
Total Net Assets	$998,107,770

Net Assets:
Par value (Note 8)	$968
Paid-in capital in excess of par value	3,021,964,135
Undistributed net investment income	1,298,990
Accumulated net realized loss on investments and written options	(2,139,280,748)
Net unrealized appreciation on investments	114,124,425
Total Net Assets	$998,107,770

Shares Outstanding:
Class A	4,651,286
Class C	62,250,536
Class FI	3,846,597
Class R	313,083
Class I	25,697,784

Net Asset Value:
Class A (and redemption price)	$10.27
Class C*	$10.01
Class FI (and redemption price)	$10.62
Class R (and redemption price)	$10.48
Class I (and redemption price)	$11.01
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.90

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Statement of operations

For the Year Ended December 31, 2012

Investment Income:
Dividends from unaffiliated investments	$18,172,814
Dividends from affiliated investments	4,960,932
Interest	7,482
Less: Foreign taxes withheld	(18,285)
Total Investment Income	23,122,943

Expenses:
Investment management fee (Note 2)	7,363,241
Service and/or distribution fees (Notes 2 and 5)	6,450,052
Interest expense (Note 7)	1,001,436
Transfer agent fees (Note 5)	837,177
Legal fees	358,304
Trustees’ fees	127,351
Registration fees	89,952
Fund accounting fees	81,823
Shareholder reports	73,895
Audit and tax	63,274
Insurance	28,038
Miscellaneous expenses	80,311
Total Expenses	16,554,854
Net Investment Income	6,568,089

Realized and Unrealized Gain (Loss) on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(104,387,554)	[1]
Written options	5,877,214
Net Realized Loss	(98,510,340)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	411,834,438
Written options	(1,692,225)
Change in Net Unrealized Appreciation (Depreciation)	410,142,213
Net Gain on Investments and Written Options	311,631,873
Increase in Net Assets from Operations	$318,199,962

[1]	Includes $623,521 of net realized loss on the sale of shares of Affiliated Companies.

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	19

Statements of changes in net assets

For the Years Ended December 31,	2012	2011

Operations:
Net investment income	$6,568,089	$2,449,097
Net realized loss	(98,510,340)	(41,198,349)
Change in net unrealized appreciation (depreciation)	410,142,213	(533,215,772)
Increase (Decrease) in Net Assets From Operations	318,199,962	(571,965,024)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	—	(3,500,004)
Decrease in Net Assets From Distributions to Shareholders	—	(3,500,004)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	90,456,395	115,230,333
Reinvestment of distributions	—	3,213,633
Cost of shares repurchased	(281,581,667)	(625,934,019)
Decrease in Net Assets From Fund Share Transactions	(191,125,272)	(507,490,053)
Increase (Decrease) in Net Assets	127,074,690	(1,082,955,081)

Net Assets:
Beginning of year	871,033,080	1,953,988,161
End of year*	$998,107,770	$871,033,080
* Includes undistributed net investment income of:	$1,298,990	$8,778,516

See Notes to Financial Statements.

20	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Statement of cash flows

For the Year Ended December 31, 2012

Increase (Decrease) in Cash:

Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$318,199,962
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(358,341,263)
Proceeds from sales of portfolio securities	585,665,314
Net purchases, sales and maturities of short-term investments	(4,750,000)
Proceeds from investment litigations	8,925,589
Capital gain REIT distributions	596,503
Cash paid for purchased options	(11,896,668)
Decrease in receivable for securities sold	4,664,804
Decrease in dividends and interest receivable	773,483
Decrease in prepaid expenses	4,314
Increase in receivable for investment litigations	(5,958,765)
Decrease in payable for securities purchased	(1,020,286)
Increase in investment management fee payable	41,634
Decrease in interest payable	(353,367)
Decrease in accrued expenses	(597,389)
Decrease in premiums received from written options	(1,736,723)
Net realized loss on investments	104,387,554
Change in unrealized appreciation of investments and written options	(410,142,213)
Net Cash Provided by Operating Activities*	228,462,483

Cash Used by Financing Activities:
Decrease in loan payable	(36,000,000)
Net payment for shares redeemed	(192,591,383)
Net Cash Used by Financing Activities	(228,591,383)
Net Decrease in Cash	(128,900)
Cash at beginning of year	130,682
Cash at end of year	$1,782

*	Included in operating expenses is cash of $1,354,803 paid for interest on borrowings.

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2012	2011[2]	2010[2]	2009[2,3]

Net asset value, beginning of year	$7.30	$11.18	$9.52	$4.89

Income (loss) from operations:
Net investment income (loss)	0.10	0.06	(0.02)	0.01
Net realized and unrealized gain (loss)	2.87	(3.89)	1.68	4.62
Total income (loss) from operations	2.97	(3.83)	1.66	4.63

Less distributions from:
Net investment income	—	(0.05)	—	—
Total distributions	—	(0.05)	—	—

Net asset value, end of year	$10.27	$7.30	$11.18	$9.52
Total return[4]	40.68%	(34.40)%	17.44%	94.68%

Net assets, end of year (000s)	$47,770	$39,312	$95,232	$85,327

Ratios to average net assets:
Gross expenses[5]	1.31%	1.34%	1.31%	1.41%[6]
Net expenses[5,7]	1.31	1.34	1.31	1.41 [6]
Net investment income (loss)	1.13	0.61	(0.20)	0.14 [6]

Portfolio turnover rate	35%	33%	29%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

22	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1,2]	2012	2011[3]	2010[3]	2009[3]	2008[3]

Net asset value, beginning of year	$7.17	$11.02	$9.45	$5.16	$16.86

Income (loss) from operations:
Net investment income (loss)	0.03	(0.01)	(0.10)	(0.03)	(0.10)
Net realized and unrealized gain (loss)	2.81	(3.84)	1.67	4.32	(10.01)
Total income (loss) from operations	2.84	(3.85)	1.57	4.29	(10.11)

Less distributions from:
Net investment income	—	—	—	—	(0.00) [4]
Net realized gains	—	—	—	—	(1.59)
Total distributions	—	—	—	—	(1.59)

Net asset value, end of year	$10.01	$7.17	$11.02	$9.45	$5.16
Total return[5]	39.61%	(34.94)%	16.61%	83.14%	(65.49)%

Net assets, end of year (000s)	$623,338	$596,963	$1,357,924	$1,423,839	$984,198

Ratios to average net assets:
Gross expenses[6]	2.08%	2.12%	2.08%	2.05%	2.22%
Net expenses[6,7]	2.08	2.12	2.08	2.05	2.22
Net investment income (loss)	0.34	(0.15)	(0.97)	(0.41)	(0.86)

Portfolio turnover rate	35%	33%	29%	25%	52%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1,2]	2012	2011[3]	2010[3]	2009[3]	2008[3]

Net asset value, beginning of year	$7.55	$11.56	$9.86	$5.37	$17.33

Income (loss) from operations:
Net investment income (loss)	0.11	0.06	(0.04)	0.01	0.05
Net realized and unrealized gain (loss)	2.96	(4.03)	1.74	4.48	(10.42)
Total income (loss) from operations	3.07	(3.97)	1.70	4.49	(10.37)

Less distributions from:
Net investment income	—	(0.04)	—	—	—
Net realized gains	—	—	—	—	(1.59)
Total distributions	—	(0.04)	—	—	(1.59)

Net asset value, end of year	$10.62	$7.55	$11.56	$9.86	$5.37
Total return[4]	40.66%	(34.47)%	17.24%	83.61%	(65.20)%

Net assets, end of year (000s)	$40,860	$10,953	$23,527	$32,355	$20,483

Ratios to average net assets:
Gross expenses[5]	1.40%	1.39%	1.46%	2.37%	1.50%
Net expenses[5,6]	1.40	1.39	1.46	1.59 [7]	1.50
Net investment income (loss)	1.19	0.55	(0.36)	0.07	0.38

Portfolio turnover rate	35%	33%	29%	25%	52%

[1]	On October 5, 2009, Financial Intermediary shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2012	2011[2]	2010[2]	2009[2]	2008[2]

Net asset value, beginning of year	$7.48	$11.47	$9.80	$5.33	$17.27

Income (loss) from operations:
Net investment income (loss)	0.06	0.02	(0.06)	(0.01)	(0.11)
Net realized and unrealized gain (loss)	2.94	(4.00)	1.73	4.48	(10.24)
Total income (loss) from operations	3.00	(3.98)	1.67	4.47	(10.35)

Less distributions from:
Net investment income	—	(0.01)	—	—	—
Net realized gains	—	—	—	—	(1.59)
Total distributions	—	(0.01)	—	—	(1.59)

Net asset value, end of year	$10.48	$7.48	$11.47	$9.80	$5.33
Total return[3]	40.11%	(34.71)%	17.04%	83.86%	(65.32)%

Net assets, end of year (000s)	$3,280	$3,948	$16,682	$15,249	$6,810

Ratios to average net assets:
Gross expenses[4]	1.75%	1.74%	1.67%	1.71%	1.88%
Net expenses[4,5]	1.75	1.74	1.67	1.71	1.88
Net investment income (loss)	0.68	0.16	(0.56)	(0.08)	(0.95)

Portfolio turnover rate	35%	33%	29%	25%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1,2]	2012	2011[3]	2010[3]	2009[3]	2008[3]

Net asset value, beginning of year	$7.80	$11.94	$10.14	$5.47	$17.59

Income (loss) from operations:
Net investment income	0.14	0.10	0.01	0.05	0.02
Net realized and unrealized gain (loss)	3.07	(4.15)	1.79	4.62	(10.55)
Total income (loss) from operations	3.21	(4.05)	1.80	4.67	(10.53)

Less distributions from:
Net investment income	—	(0.09)	—	—	—
Net realized gains	—	—	—	—	(1.59)
Total distributions	—	(0.09)	—	—	(1.59)

Net asset value, end of year	$11.01	$7.80	$11.94	$10.14	$5.47
Total return[4]	41.15%	(34.15)%	17.75%	85.37%	(65.15)%

Net assets, end of year (000s)	$282,860	$219,857	$460,623	$407,109	$224,036

Ratios to average net Assets:
Gross expenses[5]	1.01%	0.99%	1.01%	0.99%	1.18%
Net expenses[5,6]	1.01	0.99	1.01	0.99	1.18
Net investment income	1.44	0.98	0.12	0.63	0.15

Portfolio turnover rate	35%	33%	29%	25%	52%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

26	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Capital Management Opportunity Trust (the “Fund”) is a separate non-diversified investment series of Legg Mason Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On April 30, 2012, the Fund was reorganized as a series of the Trust. Prior to April 30, 2012, the Fund was organized as a series of Legg Mason Investment Trust, Inc., a Maryland corporation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	27

value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Financials	$345,949,858	—	$14,271,660	$360,221,518
Information technology	132,497,352	—	1,598,060	134,095,412
Investment funds	—	—	50,282,194	50,282,194
Other common stocks	497,567,718	—	—	497,567,718
Convertible preferred stocks	—	—	7,905,389	7,905,389
Corporate bonds & notes	—	—	3,929,467	3,929,467
Warrants	24,798,074	—	—	24,798,074
Total long-term investments	$1,000,813,002	—	$77,986,770	$1,078,799,772
Short-term investments†	—	$4,750,000	—	4,750,000
Total investments	$1,000,813,002	$4,750,000	$77,986,770	$1,083,549,772

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Common Stocks	Convertible Preferred Stocks	Convertible Demand Notes	Corporate Bonds & Notes	Total
Balance as of December 31, 2011	$39,531,031	$10,666,361	$855,711	$3,834,841	$54,887,944
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)[1]	(898,299)	—	—	—	(898,299)
Change in unrealized appreciation (depreciation)[2]	(11,713,456)	22,239,028	366,734	94,626	10,986,932
Purchases	39,632,638	—		—	39,632,638
Sales	(400,000)	(25,000,000)	(1,222,445)	—	(26,622,445)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance as of December 31, 2012	$66,151,914	$7,905,389	—	$3,929,467	$77,986,770
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2012[2]	$11,811,614	$(1,174,164)	—	$94,626	$10,732,076

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	29

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 12/31/12 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Common Stock	$14,272	Market approach	Liquidity discount	10%	Decrease
Convertible Preferred Stock	$7,905	Market approach	Revenue multiple	3.74x	Increase
			Liquidity discount	8%-14%	Decrease
Corporate Bonds & Notes	$3,929	Market approach	Revenue multiple	3.74x	Increase
			Liquidity discount	8%-14%	Decrease
Limited Partnership Interests (classified as Common Stock)	$50,282	NAV of Limited Partnership Interest	Liquidity discount	10%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. The Fund has written options to hedge against the risk of fluctuations in the prices of securities held by the Fund or in an attempt to increase the Fund’s return. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call

30	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Notes to financial statements (cont’d)

option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	31

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2012, the Fund did not have any open derivative transactions with credit related contingent features.

(g) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the year ended December 31, 2012, the Fund did not receive any commission rebates.

(h) Restricted securities. Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined under policies approved by the Board of Trustees in absence of readily ascertainable market values.

32	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Notes to financial statements (cont’d)

Security	Number of Units/Shares/ Interest/Par	Acquisition Date(s)		Cost	Fair Value at 12/31/12	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
Domus Co. Investment Holdings LLC	380,000	4/07		$95,000,000	$14,271,660	$37.56	1.43%	—	—
Glam Media Inc., Series M-1, Preferred	1,590,393	12/11		15,379,368	7,013,633	4.41	0.70	—	—
Glam Media Inc., Series M-1, Preferred (Escrow)	113,600	12/11		1,098,527	461,216	4.06	0.05	—	—
Glam Media Inc., Series M-2, Preferred (Escrow)	113,599	12/11		1,098,527	430,540	3.79	0.04	—	—
Glam Media Inc., Note 9%	3,486,219	12/11		6,495,632	3,486,219	100.00	0.35	—	—
Glam Media Inc., Note 9% (Escrow 1)	249,016	12/11		463,974	229,095	92.00	0.02	—	—
Glam Media Inc., Note 9% (Escrow 2)	249,015	12/11		463,973	214,153	86.00	0.02	—	—
Pangaea One, LP	55,856,692	—	A	55,856,692	50,282,194	0.90	5.04	—	$7,837,765	B
WorldOne, Inc.	48,517	8/12		23,068,750	1,323,059	27.27	0.13	—	—
WorldOne, Inc., Contract	2,553	8/12		0	0	0.00	0.00	—	—
WorldOne, Inc., Escrow	12,767	8/12		3,642,673	275,001	21.54	0.03	—	—
				$202,568,116	$77,986,770		7.81%	—	$7,837,765

A	Acquisition dates were 8/07, 9/07, 1/08, 3/08, 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, 6/12, 8/12 and 12/12.

B	In the normal course of operations, the Fund makes commitments to invest in businesses. At December 31, 2012, the Fund had open commitments of $9,030,919.

(i) Illiquid securities. Illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the Fund values the security. Illiquid investments include: repurchase agreements with terms of greater than seven days, restricted securities other than those the advisor has determined are liquid pursuant to guidelines established by the Board of Trustees and securities involved in swap, cap, floor and collar transactions, and over-the-counter (“OTC”) options and their underlying collateral. Due to the absence of an active trading market, the Fund may have difficulty valuing or disposing of illiquid securities promptly. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	33

income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(l) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

34	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Notes to financial statements (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(1,265,950)	—	$1,265,950
(b)	(12,781,665)	$12,781,665	—

(a)	Reclassifications are primarily due to a prior year tax net operating loss.

(b)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from partnerships.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with LMM LLC (“LMM”). Pursuant to the agreement, LMM provides the Fund with management services, except for the management of cash and short-term instruments, which, effective February 2013, is provided by Western Asset Management Company (“Western Asset”). For LMM’s services, the Fund pays a fee, calculated daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the Fund up to $100 million and 0.75% of the average daily net assets of the Fund in excess of $100 million.

Legg Mason Capital Management, LLC (“LMCM”) serves as investment adviser to the Fund under an investment advisory agreement with LMM. For LMCM’s services to the Fund, LMM (not the Fund) pays LMCM a fee, calculated daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million.

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as administrator to the Fund under administration services agreement with LMM. For LMPFA’s services to the Fund, LMM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMPFA has agreed to waive indefinitely all fees payable to it under the agreement. LMCM, LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). LMM is also an affiliate of Legg Mason.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares,

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	35

which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2012, LMIS and its affiliates received sales charges of $4,684 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2012, CDSC’s paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$337	$22,530

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$358,341,263
Sales	585,665,314

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$320,912,028
Gross unrealized depreciation	(202,442,746)
Net unrealized appreciation	$118,469,282

During the year ended December 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	44,498	$1,736,723
Options written	12,286	4,146,578
Options closed	—	—
Options exercised	—	—
Options expired	(56,784)	(5,883,301)
Written options, outstanding as of December 31, 2012	—	—

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

36	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Notes to financial statements (cont’d)

At December 31, 2012, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(11,896,668)
Written options	5,877,214
Total	$(6,019,454)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$(1,692,225)

During the year ended December 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$1,633,169
Written options†	499,326

†	At December 31, 2012, there were no open positions held in this derivative.

5. Class specific expenses

The Fund has adopted Rule 12b-1 distribution plans and under those plans the Fund pays a service fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and payable monthly.

The Rule 12b-1 plans for Class FI and Class R of the Fund provide for payments of distribution and service fees to LMIS at an annual rate of up to 0.40% and 0.75% of the average daily net assets of each class, respectively, subject to the authority of the Board of Trustees to set a lower amount. The Board of Trustees has currently approved payments under the plans of 0.25% and 0.50% of the average daily net assets of Class FI and Class R shares, respectively.

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	37

For the year ended December 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$110,048	$36,792
Class C	6,256,118	659,688
Class FI	66,914	45,618
Class R	16,972	9,401
Class I	—	85,678
Total	$6,450,052	$837,177

6. Distributions to shareholders by class

	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Investment Income:
Class A	—	$326,865
Class C	—	—
Class FI	—	62,698
Class R	—	14,078
Class I	—	3,096,363
Total	—	$3,500,004

7. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on February 28, 2013. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2012. The Fund does not intend to renew the Credit Agreement.

Effective March 8, 2012, the Fund may borrow for investment purposes, also known as “leveraging,” from a $125 million line of credit (“Leveraging Credit Agreement”). This Leveraging Credit Agreement continues in force indefinitely and is terminable only upon 180 days written notice from the lender. Leverage is the ability to earn a return on a capital base that is larger than the Fund’s net assets. Use of leverage can magnify the effects of changes in the value of the Fund’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. The interest on the borrowings under the Leveraging Credit Agreement is calculated at variable rates based on the prevailing LIBOR rate plus the LIBOR rate margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution.

Prior to March 1, 2012, the Fund was allowed to borrow from separate lines of credit totaling $300 million. During the period, March 1, 2012 through March 7, 2012, the Fund was allowed to borrow from a $200 million line of credit. Borrowings under

38	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Notes to financial statements (cont’d)

those lines of credit bore interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin.

For the year ended December 31, 2012, the Fund had average daily borrowings of $95,956,284 at an average annual interest rate of 1.03%. As of December 31, 2012, the Fund had $90,000,000 million in borrowings outstanding.

8. Shares of beneficial interest

At December 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. On April 30, 2012, the Fund was reorganized as a series of the Trust.

Prior to April 30, 2012, the Fund was a series of a Maryland corporation and had 100,000,000, 650,000,000, 250,000,000, 500,000,000 and 200,000,000 shares authorized with a par value of $0.001 for the Fund’s Class A, Class C, Class FI, Class R and Class I, respectively.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	741,039	$6,674,246	1,211,438	$11,096,816
Shares issued on reinvestment	—	—	31,552	321,206
Shares repurchased	(1,476,842)	(12,943,384)	(4,373,281)	(41,229,817)
Net decrease	(735,803)	$(6,269,138)	(3,130,291)	$(29,811,795)

Class C
Shares sold	2,163,135	$18,812,646	2,924,617	$27,038,785
Shares repurchased	(23,176,394)	(201,121,215)	(42,886,679)	(394,418,666)
Net decrease	(21,013,259)	$(182,308,569)	(39,962,062)	$(367,379,881)

Class FI
Shares sold	3,379,917	$31,193,917	642,851	$5,536,463
Shares issued on reinvestment	—	—	5,936	62,503
Shares repurchased	(983,267)	(9,114,567)	(1,233,155)	(12,494,861)
Net increase (decrease)	2,396,650	$22,079,350	(584,368)	$(6,895,895)

Class R
Shares sold	178,892	$1,611,520	286,043	$2,899,760
Shares issued on reinvestment	—	—	1,347	14,078
Shares repurchased	(393,957)	(3,548,696)	(1,214,068)	(11,074,639)
Net decrease	(215,065)	$(1,937,176)	(926,678)	$(8,160,801)

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	39

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount

Class I
Shares sold	3,242,524	$32,164,066	7,017,467	$68,658,509
Shares issued on reinvestment	—	—	259,525	2,815,846
Shares repurchased	(5,740,027)	(54,853,805)	(17,646,588)	(166,716,036)
Net decrease	(2,497,503)	$(22,689,739)	(10,369,596)	$(95,241,681)

9. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2012:

	Affiliate Mkt Value at 12/31/11	Purchased		Sold		Amortization Div/Interest Income	Affiliate Mkt Value at 12/31/12	Realized Loss
Company		Cost	Shares/Par	Cost	Shares/Par
Ellington Financial LLC	$46,860,793	—	—	$25,900,203	1,246,507	$4,960,932	$33,301,846	$(421,068)
Market Leader Inc.	11,410,044	—	—	3,778,883	670,197	—	22,786,860	(202,453)
Pangaea One, LP	36,340,588	$12,921,215	N/A	—	N/A	—	50,282,194	—
Sermo Inc., Series C, Preferred[1,2]	1,586,808	—	—	—	—	—	—	—
Sermo Inc., Convertible Demand Note[1,2]	855,711	—	—	—	—	—	—	—
Sermo Inc., Convertible Demand Note[1,2]	—	488,978	488,978	—	—	—	—	—
	$97,053,944	$13,410,193		$29,679,086		$4,960,932	$106,370,900	$(623,521)

[1]	This company is no longer an Affiliated Company.

[2]	Sermo Inc. was acquired by WorldOne Inc. on August 3, 2012.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31 was as follows:

	2012	2011
Distributions Paid From:
Ordinary income	—	$3,500,004

As of December 31, 2012, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income — net	$1,528,427
Capital loss carryforward*	(2,143,654,927)
Other book/tax temporary differences(a)	(200,115)
Unrealized appreciation (depreciation)(b)	118,469,282
Total accumulated earnings (losses) — net	$(2,023,857,333)

40	Legg Mason Capital Management Opportunity Trust 2012 Annual Report

Notes to financial statements (cont’d)

*	As of December 31, 2012, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$(197,054,389)**
12/31/2016	(1,124,817,098)
12/31/2017	(821,783,440)
$(2,143,654,927)

These amounts will be available to offset any future taxable capital gains.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, book/tax differences in the treatment of limited partnership investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Legg Mason Capital Management Opportunity Trust 2012 Annual Report	41

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Investment Trust and to the Shareholders of Legg Mason Capital Management Opportunity Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Capital Management Opportunity Trust (comprising Legg Mason Investment Trust, the “Fund”) at December 31, 2012, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2013

42	Legg Mason Capital Management Opportunity Trust

Board approval of management and investment advisory agreements (unaudited)

At its November 2012 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with LMM LLC (the “Manager”) and the investment advisory agreement (the “Advisory Agreement”) with Legg Mason Capital Management, LLC (the “Adviser”). The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), met on October 11, 2012, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Trustees, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Trustees received a presentation from the Manager, the Adviser and senior Fund management, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, supplemental materials were provided as requested. The Independent Trustees further discussed renewal of the Management and Advisory Agreements in executive sessions held on October 19 and November 15, 2012.

In voting to approve continuance of the Agreements, the Board, including the Independent Trustees, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board considered the Manager’s supervisory activities over the Adviser. The Board also received and considered information regarding a planned restructuring of the Adviser’s operations whereby the Adviser will be integrating its business operations with those of its affiliate, ClearBridge Investments, LLC (formerly, ClearBridge Advisors, LLC) (“ClearBridge”). With the integration, the Adviser will have access to the ClearBridge business platform and the additional investment resources of ClearBridge. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s

Legg Mason Capital Management Opportunity Trust	43

administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. In addition, the Trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted that the Fund’s underperformance during the one, three, five and ten-year periods ended June 30, 2012 resulted in fifth quintile performance rankings. In evaluating the Adviser’s performance, the Board concluded that the Adviser’s investment style is fundamentally sound and that the Adviser has capable personnel and adequate resources. The Board noted that the Adviser’s investment style is relatively more volatile and has experienced specific periods of significant underperformance, including during the extreme market and credit conditions in 2008 and 2009, which have negatively impacted performance. The Board further considered the Adviser’s commitment to, and past history of, continual improvement and enhancement of its investment process, including steps taken by the Adviser to improve performance and risk awareness, and that the Fund had outperformed its benchmark and was in the first quintile relative to its peers for the year-to-date and one-year periods ended September 30, 2012. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the

44	Legg Mason Capital Management Opportunity Trust

Board approval of management and investment advisory agreements (unaudited) (cont’d)

Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account any fees waived and expense reimbursements by the Manager) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were competitive (third and fourth quintiles, respectively) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2012, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

Legg Mason Capital Management Opportunity Trust	45

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

46	Legg Mason Capital Management Opportunity Trust

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Capital Management Opportunity Trust (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Trustees and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	14
Other board memberships held by Trustee	None
Arnold L. Lehman
Year of birth	1944
Position with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	14
Other board memberships held by Trustee	None
Robin J.W. Masters
Year of birth	1955
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	14
Other board memberships held by Trustee	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

Legg Mason Capital Management Opportunity Trust	47

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position with Trust	Trustee
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	14
Other board memberships held by Trustee	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other board memberships held by Trustee	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position with Trust	Trustee
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other board memberships held by Trustee	Director of TICC Capital Corp.

48	Legg Mason Capital Management Opportunity Trust

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	14
Other board memberships held by Trustee	None
Robert M. Tarola
Year of birth	1950
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	14
Other board memberships held by Trustee	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Legg Mason Capital Management Opportunity Trust	49

Interested Trustees[3]
R. Jay Gerken Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Trust	Chairman, President and Trustee
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)

Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee	None
Jennifer W. Murphy
Year of birth	1964
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Operations Officer of LMM LLC since 1999; President, CEO and Manager of Legg Mason Capital Management, LLC and predecessors since 1998.
Number of funds in fund complex overseen by Trustee	1
Other board memberships held by Trustee	None
Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

50	Legg Mason Capital Management Opportunity Trust

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Christopher Berarducci Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

Legg Mason Capital Management Opportunity Trust	51
[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Fund are elected to serve until their successors are elected and qualified. Trustees of the Fund serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Gerken and Ms. Murphy are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

Legg Mason Capital Management

Opportunity Trust

Trustees

R. Jay Gerken Chairman

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

LMM LLC

Investment adviser

Legg Mason Capital Management, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Opportunity Trust

The Fund is a separate investment series of Legg Mason Investment Trust, a Maryland statutory trust.

Legg Mason Capital Management Opportunity Trust

Legg Mason Funds

620 Eighth Avenue

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Opportunity Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013155 2/13 SR13-1858

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Arthur S. Mehlman and Robert M. Tarola possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2011 and December 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $56,333 in December 31, 2011 and in $46,638 December 31, 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2011 and $0 in December 31, 2012.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,600 in December 31, 2011 and $4,700 in December 31, 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in 2011 and $954 in December 31, 2012 other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Investment Trust.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2011 and December 31, 2012; Tax Fees were 100% and 100% for December 31, 2011 and December 31, 2012; and Other Fees were 100% and 100% for December 31, 2011 and December 31, 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Investment Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Investment Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chairman and President
Legg Mason Investment Trust

Date:	February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chairman and President
Legg Mason Investment Trust

Date:	February 25, 2013

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Investment Trust

Date:	February 25, 2013